UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2021

Magnolia Oil & Gas Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38083	81-5365682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Nine Greenway Plaza, Suite 1300 Houston, Texas 77046
(Address of principal executive offices, including zip code)

(713) 842-9050
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 Per Share	MGY	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  As described under Item 5.07 below, Magnolia Oil & Gas Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2021.  At the Annual Meeting, the Company’s stockholders approved the Second Amendment to the Magnolia Oil & Gas Corporation Long Term Incentive Plan, as amended from time to time (the “Plan”), which amendment was adopted by the Company’s Board of Directors on March 10, 2021, subject to stockholder approval at the Annual Meeting.  The Second Amendment increases the maximum total number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Common Stock”), that the Company may issue under the Plan by 5,000,000, from 11,800,000 to 16,800,000 shares, and is effective May 4, 2021.

The foregoing summary is qualified in its entirety by the complete terms and conditions of the Second Amendment and the Plan.  A description of the material terms of the Plan, as amended by the Second Amendment, is provided in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on March 19, 2021 (the “Proxy Statement”).  The full text of the Second Amendment is included as Appendix A to the Proxy Statement, filed with the SEC on March 24, 2021, and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

(a)The Company’s Annual Meeting was held on May 4, 2021.

(b)The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, votes cast against, abstentions and broker non-votes for each proposal is set forth below:

1.  Each of the seven (7) nominees for director was elected to serve a one (1) year term, commencing on the date of the Annual Meeting. The final voting results were as follows:

Nominees	For	Against	Abstentions	Broker Non-Votes
Stephen I. Chazen	220,892,122	4,086,688	132,508	5,410,224
Arcilia C. Acosta	222,733,748	2,233,785	143,785	5,410,224
Angela M. Busch	222,779,811	2,188,237	143,270	5,410,224
Edward P. Djerejian	222,100,378	2,878,475	132,465	5,410,224
James R. Larson	222,097,905	2,881,421	131,992	5,410,224
Dan F. Smith	224,241,954	737,405	131,959	5,410,224
John B. Walker	224,652,410	326,949	131,959	5,410,224

2.  The stockholders approved an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers for 2020 (the “say-on-pay” vote). The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
224,307,391	322,969	480,958	5,410,224

3.  The stockholders approved the Second Amendment to the Plan to increase the number of shares of Common Stock available for issuance thereunder.  The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
219,328,368	5,302,259	480,691	5,410,224

4.  The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was ratified. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
230,478,447	4,636	38,479	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNOLIA OIL & GAS CORPORATION

Date: May 4, 2021	By: /s/ Timothy D. Yang
Name: Timothy D. Yang
Title: Executive Vice President, General Counsel and Corporate Secretary

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